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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): APRIL 18, 1997



                         BAY APARTMENT COMMUNITIES, INC.
               (Exact name of Registrant as specified in charter)



         MARYLAND                       1-12672                 77-0404318
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(State or other jurisdiction    (Commission file number)       (IRS employer
       of incorporation)                                     identification no.)


           4340 STEVENS CREEK BOULEVARD, SUITE 275, SAN JOSE, CA 95129
               (Address of principal executive offices) (Zip Code)

                                 (408) 983-1500
              (Registrant's telephone number, including area code)

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                   BAY APARTMENT COMMUNITIES, INC.



Dated:  April 21, 1997             By:   /s/ Gilbert M. Meyer
                                       -----------------------------------------
                                        Gilbert M. Meyer
                                        Chairman of the Board and President



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